EXHIBIT 10.27P

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FIFTEENTH AMENDMENT (this “Fifteenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Fifteenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Fifteenth Amendment. If the terms and conditions set forth in this Fifteenth Amendment conflict with the Agreement, the terms and conditions of this Fifteenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Fifteenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Fifteenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Fifteenth Amendment. Except as amended by this Fifteenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer desires to add, and CSG agrees to add, certain ******** requirements to ensure that CSG employees, subcontractors or agents assigned by CSG to provide services at any Customer office are ********** ******* ********.

NOW THEREFORE, Customer and CSG agree to the following upon execution of this Fifteenth Amendment:

1.
The Agreement is hereby amended to add a new Section 12.22 of the Agreement, entitled “[******** ************],” as follows:

12.22 [******** ************]. The Parties agree to the [******** ************] set forth in Schedule Q.

2.
The Agreement is hereby amended to delete and replace in its entirety Section 12.21 of the Agreement, entitled “[********* and ***********],” as follows:

12.21 Schedules and Attachments. The following Schedules and Exhibits are attached and incorporated herein, and each reference herein to the “Agreement” shall be construed to include the following:

Schedule A – [***********]

Schedule B and associated Exhibits – [******* *******, *********** *** *******]

Schedule C and associated Exhibits – [********* ********]

Schedule D – [******** ********** *****]

Schedule E and associated Exhibits– [********* ********]

Schedule F – [****]

Schedule G – [******* ****** *********]

Schedule H – [******* ********]

Schedule I – [********** ******** ***************]

Schedule J – [*********** ********* **********]

Schedule K – [********** *** ******] and [***** ******** ******* ********]

Schedule L – [*********** *********] and [********]

Schedule M – [****** ****** ********]

Schedule N and associated Exhibits– [**** ******** ********]

Schedule O – [******** ************ *********** of ********** (d)(a) of ******** * (******** *** ****** *********** ********* ** **********] (a)(in))

Schedule P – [******** ************* ********]

Schedule Q – [******** ************]

IN WITNESS WHEREOF the parties hereto have caused this Fifteenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: ___/s/ Jeur Abeln____________________	By: _/s/ Rasmani Bhattacharya_______________
Name: _Jeur Abeln__________________	Name: __Rasmani Bhattacharya______________
Title: _SVP Procurement________________	Title: _SVP and General Counsel_____________
Date: _31-Jan-2022_________________	Date: _Jan 26, 2022_____________

SCHEDULE Q

[******** ************]

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